Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald	April 24, 2003
Nolan D. Archibald
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman R. Augustine	April 24, 2003
Norman R. Augustine
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett	April 24, 2003
Marcus C. Bennett
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vance D. Coffman	April 24, 2003
Vance D. Coffman
Chairman and Chief Executive Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King	April 24, 2003
Gwendolyn S. King
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale	April 24, 2003
Douglas H. McCorkindale
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy	April 24, 2003
Eugene F. Murphy
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston	April 24, 2003
Joseph W. Ralston
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage	April 24, 2003
Frank Savage
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens	April 24, 2003
Anne Stevens
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens	April 24, 2003
Robert J. Stevens
President, Chief Operating Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina	April 24, 2003
James R. Ukropina
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas C. Yearley	April 24, 2003
Douglas C. Yearley
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik	April 24, 2003
Christopher E. Kubasik
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation 2003 Incentive Performance Award Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney’s-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rajeev Bhalla	April 24, 2003
Rajeev Bhalla
Vice President and Controller